Rule 497(e)

Registration Nos. 333-174332 and 811-22559

FIRST TRUST EXCHANGE-TRADED FUND IV
FIRST TRUST STRATEGIC INCOME ETF
(the ”Fund”)
SUPPLEMENT TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2017
DATED JUNE 21, 2017
Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, Henry Timmons, CFA, Senior Quantitative Analyst and Matthew Griswold, CFA, Director of Investments of Richard Bernstein Advisors LLC (“RBA”) serve as members of the Fund’s sub-advisor portfolio management team as of June 19, 2017.
Henry Timmons is the senior quantitative analyst at Richard Bernstein Advisors LLC. Mr. Timmons is responsible for asset allocation, portfolio construction, risk management and ETF research. Before joining RBA, Mr. Timmons was a portfolio manager and quantitative analyst at Grantham, Mayo, Van Otterloo & Co. LLC. While at GMO, Mr. Timmons evaluated quantitative and fundamental sources of alpha as potential inputs to the investment process, while assisting in constructing and managing portfolios. Prior to GMO, Mr. Timmons was a management consultant at PricewaterhouseCoopers LLP, where he designed forecasting models improving supply-chain management processes for various clients. Henry holds a BS in mechanical engineering and a MEng in systems engineering and engineering management from Cornell University, and an MBA in finance from Cornell University's SC Johnson College of Business. He is a Chartered Financial Analyst charterholder.
Matthew Griswold is the director of investments at Richard Bernstein Advisors LLC. Mr. Griswold oversees investment process design and implementation for all investment products. He joined RBA in 2010. Before joining RBA, Mr. Griswold was a vice president and portfolio manager at State Street Global Advisors, with responsibility for the design, execution and evaluation of both new and existing global investment strategies. His extensive portfolio management experience spans most major asset classes and includes both quantitative and fundamental investment disciplines. For almost 20 years, Matt assumed a wide variety of leadership positions within State Street in areas of portfolio construction, research, performance measurement, risk analysis, mutual fund administration and client service. Matt holds a BS in industrial management from Carnegie Mellon University. He is a Chartered Financial Analyst charterholder and a member of the Boston Security Analysts Society, INC.
As of June 19, 2017, Henry Timmons and Matthew Griswold managed the investment vehicles (other than the Fund) with the number of accounts and assets set forth in the table below:
Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Henry Timmons	2 ($1,490,000,000)	N/A	N/A
Matthew Griswold	2 ($1,490,000,000)	N/A	N/A
PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE